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                                LICENSE AGREEMENT


          THIS AGREEMENT is made and entered into this ____ day of __________, 1996, by and between Globe Building Materials, Inc., a Delaware corporation (the "LICENSOR") and Diamond Home Services, Inc. a Delaware corporation (the "LICENSEE").

          WHEREAS, Licensor is the controlling stockholder of Licensee;

          WHEREAS, Licensor owns and/or controls the use of the name "DIAMOND SHIELD", variations thereof and logos related thereto (collectively, the "MARK"); and

          WHEREAS, the parties have agreed that Licensor will grant Licensee an exclusive, royalty-free license permitting Licensee and its subsidiaries to use the Mark;

          NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, it is agreed as follows:

          1. GRANT. Licensor hereby grants to Licensee and its subsidiaries an exclusive, royalty-free right and license to use the Mark in connection with the respective businesses of Licensee and its subsidiaries.

          2. TERM. The term of the license granted hereunder shall be perpetual.

          3.  TITLE.  Licensee agrees that:

               (a)  the Mark is the property of Licensor; and

               (b) nothing contained herein shall be construed to give Licensee any right, title or interest in and to the Mark (except the right and license to use the Mark in accordance with the terms of this Agreement).

          4. ASSIGNMENT. This Agreement shall not be assigned by Licensee without the express prior written consent of Licensor.

          5. MISCELLANEOUS. This Agreement shall be governed by and construed in accordance with the internal substantive laws of the state of Illinois.




                           *           *            *


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          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed all as of the day first above written.



GLOBE BUILDING MATERIALS, INC.          DIAMOND HOME SERVICES, INC.



By:  /s/ C. Stephen Clegg                  By: /s/ Ann Crowley Patterson
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Its: Chairman and Chief Executive Officer  Its: Vice President-Administration
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